SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549



                            FORM 8-K



                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):

                         March 20, 1997

                       METRIS MASTER TRUST
                    METRIS RECEIVABLES, INC.
             (Originator of the Metris Master Trust)
     (Exact name of registrant as specified in its charter)

Delaware                 033-99514                  41-1810301
(State of Incorporation) (Commission File No.) (IRS Employer Ident. No.)



              4400 Baker Road, Suite F470, Minnetonka, Minnesota  55343
                    (Address of principal executive offices)


                        (612) 936-5077
      (Registrant's telephone number, including area code)





                    METRIS RECEIVABLES, INC.
                   Current Report on Form 8-K


Item 7.     Financial Statements and Exhibits

           Ex. 20  February Series 1996-1 Servicing Statement

                            SIGNATURE


         Pursuant to the requirements of the Securities  Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     METRIS RECEIVABLES, INC.



                                     By /s/James M. Wehmann
                                         James M. Wehmann
                                         Vice President,
                                         Assistant Treasurer




Dated:  March 21, 1997